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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 22, 2000

                                 Innoveda, Inc.

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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware

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                 (State or Other Jurisdiction of Incorporation)

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
                  000-20923                                                     93-1137888

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           (Commission File Number)                               (I.R.S. Employer Identification No.)

             293 Boston Post Road West
              Marlboro, Massachusetts                                              01752

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    (Address of Principal Executive Offices)                                     (Zip Code)
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                                 (508) 480-0881

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              (Registrant's Telephone Number, Including Area Code)

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                                 Not Applicable

                                 ---------------

          (Former Name or Former Address, if Changed Since Last Report)


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            SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

         This Current Report on Form 8-K contains forward-looking statements which reflect the current judgment of Innoveda, Inc., a Delaware corporation (the "Registrant"), on certain issues, including the Registrant's use of the assets and businesses acquired by it in the Merger (as defined in this Current Report on Form 8-K). Because these statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially include the ability of the Registrant to successfully integrate the businesses of PADS Software, Inc., a Delaware corporation ("PADS"), with its businesses, the volatility of the Registrant's quarterly results, the impact of financial charges related to the business combination of PADS and the Registrant and other business combinations completed by the Registrant, the intense competition the Registrant faces, and the other risks described in the Registrant's Registration Statement on Form S-4 (Commission File No. 333-42814), as amended (the "Registration Statement"), and in the Registrant's Quarterly Report on Form 10-Q for the period ended July 1, 2000, on file with the Securities and Exchange Commission, which factors are incorporated herein by reference.

         References in this Current Report on Form 8-K and the exhibits hereto to www.innoveda.com, any variations of the foregoing, or any other uniform resource locator, or URL, are inactive textual references only. The information on the Registrant's Website and any other URL is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part of this document.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On September 22, 2000, the Registrant completed its acquisition of PADS Software, Inc., a Delaware corporation ("PADS"), pursuant to an Agreement and Plan of Merger and Reorganization dated as of June 2, 2000 (the "Merger Agreement") among the Registrant, Innovative Software, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant, PADS and Kyoden Company, Ltd., a Japanese corporation and the majority stockholder of PADS ("Kyoden"). At the effective time of the merger contemplated by the Merger Agreement (the "Effective Time"), the Transitory Subsidiary merged with and into PADS, whereupon PADS became a wholly owned subsidiary of the Registrant (the "Merger").

         In connection with the Merger, the Registrant issued an aggregate of 6,473,136 shares of its common stock, $0.01 par value per share (the "Common Stock"), and $1,976,143 in cash in exchange for all of the outstanding shares of capital stock of PADS. Each share of capital stock of PADS outstanding immediately prior to the Effective Time was converted into the right to receive approximately 1.9 shares of Common Stock and $0.579 in cash. Pursuant to the terms of the Merger Agreement, no fractional shares of the Registrant's common stock were issued in the Merger, and instead the Registrant rounded any fractional share to the nearest whole share, with any fractional interest equal to .5 rounded to the nearest odd number. In addition, the outstanding stock options of PADS were converted into options to purchase an aggregate of 166,831 shares of Common Stock.

         At the Effective Time, the Registrant elected Hiroshi Hashimoto, the former chairman of the board of directors of PADS, to the Registrant's board of directors.

         The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Company expects to treat the Merger as a purchase for accounting purposes. The Registrant used authorized but previously unissued shares of its Common Stock and cash from its available cash balances as consideration in the Merger.

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         The terms of the Merger Agreement and the Merger were determined on the basis of "arm's-length" negotiations among the parties. The board of directors of the Registrant and the board of directors and the stockholders of PADS approved the Merger Agreement and the Merger. Prior to the execution of the Merger Agreement, none of the Registrant, its affiliates, officers or directors or any associate of any such officer or director, had any material relationship with PADS, Kyoden or any of PADS's other stockholders.

         Prior to the merger, PADS was an electronic design automation firm that focused on delivering software that automates the design, verification and manufacture of complex electronic systems, such as printed circuit boards, multi-chip modules and advanced integrated circuit packages. The Registrant currently intends to continue to use the tangible assets of PADS constituting plant, equipment or other physical property and its intellectual property substantially in the same manner in which they were used by PADS immediately prior to the Merger.

         The foregoing discussion of the Merger Agreement does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.6 to the Registration Statement and is incorporated herein by reference. The Company's press release dated September 25, 2000, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is also incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

        (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

              (i) The following audited consolidated financial statements of PADS and subsidiary, the notes related thereto and the independent auditors' report thereon were previously reported in the Registration Statement, and pursuant to General Instruction B.3 of Form 8-K no additional audited financial statements of PADS are reported in this Current Report on Form 8-K:

               (A)  balance sheets as of December 31, 1998 and 1999;

               (B) statements of operations for the years ended December 31, 1997, 1998 and 1999;

               (C) statements of stockholders' deficiency for the years ended December 31, 1997, 1998 and 1999; and

               (D) statements of cash flows for the years ended December 31, 1997, 1998 and 1999.

               (ii) The following unaudited consolidated financial statements of PADS and subsidiary and the notes related thereto were previously reported in the Registration Statement, and pursuant to General Instruction B.3 of Form 8-K no additional unaudited financial statements of PADS are reported in this Current Report on Form 8-K:

               (A)  balance sheet as of March 31, 2000;

               (B) statements of operations for the three months ended March 31, 1999 and 2000;

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               (C)  statement of stockholders' deficiency for the three months ended March 31, 2000; and

               (D) statements of cash flows for the three months ended March 31, 1999 and 2000.

         (b)  PRO FORMA FINANCIAL INFORMATION

              The following unaudited pro forma combined condensed financial statements of the Registrant and PADS, along with their respective subsidiaries, and the notes related thereto were previously reported in the Registration Statement, and pursuant to General Instruction B.3 of Form 8-K no additional pro forma financial statements are reported in this Current Report on Form 8-K:

               (A)  balance sheet as of April 1, 2000; and

               (B) statements of operations for the three months ended April 1, 2000 and for the year ended January 1, 2000;

         (c)  EXHIBITS

              The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which
Exhibit Index is incorporated herein by reference. Documents listed on such
Exhibit Index, except for documents identified by footnotes, are being filed as exhibits herewith. Documents identified by footnotes are not being filed herewith and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to such documents as previously filed as exhibits filed with the Securities and Exchange Commission. The Registrant's file number under the Exchange Act is 000-20923.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INNOVEDA, INC.


Date: October 6, 2000                       By: /s/ KEVIN P. O'BRIEN
                                                ------------------------------
                                                KEVIN P. O'BRIEN
                                                VICE PRESIDENT, FINANCE AND
                                                CHIEF FINANCIAL OFFICER

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                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION

2.1 (1) Agreement and Plan of Merger and Reorganization dated as of June 2, 2000 among the Registrant, Innovative Software, Inc., PADS Software, Inc. and Kyoden Company, Ltd.

2.2 (1)               Form of Voting and Transfer Restriction Agreement.

4.1 (2) Specimen stock certificate representing common stock, $.01 par value per share, of the Registrant.

99.1                  Press Release dated September 25, 2000.

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(1)                   Incorporated  herein by reference to the  Registrant's
                      Registration  Statement on Form S-4  (Commission
                      File No. 333-42814), as amended.

(2) Incorporated herein by reference to the Registrant's Current Report on Form 8-K dated March 23, 2000.

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